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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 15, 2000

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)

                     CHASE MANHATTAN AUTO OWNER TRUST 1998-A
                     ---------------------------------------
                                    (Issuer)
           (Exact name of the registrant as specified in its charter)

         United States                 333-36939                  22-2382082
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)

   802 Delaware Avenue, Wilmington, Delaware                      19801
   -----------------------------------------                  ------------
   (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033
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Item 5. Other Events:

         Chase Manhattan Auto Owner Trust 1998-A is the issuer of 4 classes of Asset Backed Notes and a single class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of February 1, 1998, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Chase Manhattan Owner Trust, as issuer.

         On November 15, 2000, Chase USA, as servicer, distributed monthly interest to the holders of the notes and certificates. Chase USA furnished a copy of the monthly statement to certificateholders for each of the series as required by the Sale and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits      Description
            ----------    ---------------

              20.1 Monthly Statement to Certificateholder with respect to the November 15, 2000 distribution.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 21, 2000

                                                   By: THE CHASE MANHATTAN BANK,
                                                   USA, NATIONAL ASSOCIATION
                                                   as Servicer

                                                   By: /s/ Patricia Garvey
                                                   -----------------------------
                                                   Name:  Patricia Garvey
                                                   Title: Vice President
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                                         INDEX TO EXHIBITS
                                         -----------------

Exhibit No.                              Description
-----------                              ------------
20.1                                     Statement to Certificateholders dated
                                         November 15, 2000 delivered pursuant to
                                         Section 5.8 of the Sale and Servicing
                                         Agreement dated as of February 1, 1998.